                                                                    EXHIBIT 99.1

                             American Leisure, Inc.
                             Consolidated Accounts
           For the three years ended December 31, 2001, 2000 and 1999

                                    Contents



                                                                                                          PAGE

INDEPENDENT AUDITOR'S REPORT OF BYRD & GANTT, CPA'S, PA                                                   F-1

FINANCIAL STATEMENTS:

BALANCE SHEETS, DECEMBER 31, 2001, 2000, 1999                                                             F-2

STATEMENTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, 1999                                F-3

STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, 1999                                F-4

STATEMENTS OF CHANGES IN STOCKHOLDER EQUITY DECEMBER 31, 2001, 2000, 1999                                 F-5

NOTES TO AUDITED FINANCIAL STATEMENTS                                                                     F-6

UNAUDITED FINANCIAL STATEMENTS

BALANCE SHEET (UNAUDITED), JUNE 30, 2002                                                                  F-12

STATEMENTS OF OPERATIONS, (UNAUDITED) FOR THE SIX MONTHS ENDED                                            F-13
      June 30, 2002

STATEMENT OF CASH FLOW (UNAUDITED) FOR THE SIX MONTHS ENDED                                               F-14
      June 30, 2002

NOTES TO UNAUDITED FINANCIAL STATEMENTS                                                                   F-15


                            Byrd & Gantt, CPA's, P.A.
                           3355 W. Vine St., Ste. 102
                              Kissimmee, Fl. 34741
                              Phone: (407) 931-2344
                               Fax: (407) 931-2162

                          INDEPENDENT AUDITOR'S REPORT



Board of Directors & Stockholders
American Leisure, Inc.
5260 W. Irlo Bronson Highway, #118
Kissimmee, FL 34746

We have audited the accompanying balance sheet and related statements of income, cash flow of American Leisure, Inc. (a Florida Corporation) as of December 31, 1999, 2000 and 2001. The financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted the audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly the financial position of American Leisure, Inc. as of December 31, 1999, 2000 and 2001 in conformity with accounting principles generally accepted in the United States of America.



August 30, 2002

/s/ Regina Byrd

Byrd & Gantt CPAs

                             American Leisure, Inc.
                           Consolidated Balance Sheets
              For the Years ended December 31, 2001, 2000 and 1999
                              (Amounts in dollars)


                                                               2001           2000           1999
                                                           ------------   ------------   ------------
ASSETS
Cash and Cash Equivalents                                       (7,576)         1,527          19,825
Furniture and equipment net of accumulated
  depreciation of $16,698 in 2001, $11,535 in
  2000 and $6,372 in 1999                                       13,610         18,773          23,025
Intangibles, net of accumulated amortization
  of $110 in 1999, $197 in 2000, $285 in 2001                    1,905          1,993           6,581
Time Share Holdings                                             20,000         20,000          20,000
Land                                                                 0              0       1,087,032
Investments in non-subsidiaries                                780,264        532,221       1,269,592
Loans Receivable                                                30,000         33,669         121,306
Litigation                                                     428,522        166,567          90,838
Art, Antiques & Collectables                                   500,000        500,000         500,000
                                                            ----------     ----------      ----------
Total Assets                                                $1,766,725     $1,274,751      $3,138,198
                                                            ==========     ==========      ==========


LIABILITIES & STOCKHOLDERS' EQUITY
Accounts Payable                                               110,409         31,885          12,600
Loans Payable                                                  605,619        594,450         400,292
Notes Payable                                                1,427,576        936,576       3,557,882
                                                            ----------     ----------      ----------
Total Liabilities                                            2,143,603      1,562,911       3,970,774
                                                            ----------     ----------      ----------

Stockholder's Equity
  Common stock, $1 par value, 7,500
      authorized and outstanding                                 7,500          7,500           7,500
Retained Earnings                                             (295,660)      (840,076)       (456,207)
Net Income                                                     (88,718)       544,416        (383,869)
                                                            ----------     ----------      ----------
TOTAL STOCKHOLDERS' EQUITY                                    (376,878)      (288,160)       (832,576)
                                                            ----------     ----------      ----------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $1,766,725     $1,274,751      $3,138,198
                                                            ==========     ==========      ==========



          See accompanying notes to consolidated financial statements

                             American Leisure, Inc.
             Consolidated Statements of Operations for the years ended
                         December 31, 2001, 2000 and 1999
                              (Amounts in dollars)


                                                                        2001          2000          1999
                                                                     ----------    ----------    ----------
Revenues
Sale of Land, Options & Lease                                            2,000       3,702,714            0
Management Charges                                                     121,666         102,929       45,000
Rental Income                                                                0           8,500       60,500
Sale of Subsidiary Company                                                   0               0       21,594
Other                                                                        0               0        2,703
                                                                      --------      ----------    ---------
Total Revenue                                                          123,666       3,814,144      129,797
                                                                      --------      ----------    ---------

Expenses
Land, Options & Lease Costs                                                  0       1,944,107            0
Marketing and Sales                                                          0               0        5,199
Professional Fees                                                       54,478          95,497       90,726
Amortization                                                                88              88           88
Depreciation                                                             5,163           5,163        4,760
Interest Expense                                                        78,524          28,358       24,100
General and Administrative                                              74,131         126,394      235,460
                                                                      --------      ----------    ---------
Total Operating Expenses                                               212,384       2,199,606      360,333
                                                                      --------      ----------    ---------

Income (loss) before Income Taxes                                     ($88,718)     $1,614,538    ($230,536)
                                                                      ========      ==========    =========

Income Taxes                                                                 0               0            0

Other Expenses
Loss from disposal of investments                                            0      (1,070,122)    (153,333)
                                                                      --------      ----------    ---------
Total other expenses                                                        $0     ($1,070,122)   ($153,333)
                                                                      --------      ----------    ---------

Net Income (loss) applicable to Common Stockholders                   ($88,718)       $544,416    ($383,869)
                                                                      ========      ==========    =========


Income (loss) per Common Share
Basic
        Net income (loss) applicable to Common Stock                   ($11.83)         $72.59      ($51.18)
                                                                      --------      ----------    ---------

Weighted average number of Common Stock                                  7,500           7,500        7,500
                                                                      ========      ==========    =========

Diluted
        Net income (loss) applicable to Common Stock                   ($11.83)         $72.59      ($51.18)
                                                                      --------      ----------    ---------

Weighted-average number of Common Stock                                  7,500           7,500        7,500
                                                                      ========      ==========    =========


          See accompanying notes to consolidated financial statements

                             American Leisure, Inc.
                      Consolidated Statements of Cash Flows
              For the Years ended December 31, 2001, 2000 and 1999
                              (Amounts in dollars)


                                                                   2001             2000             1999
                                                                 --------        ---------         --------
CASH FLOW FROM OPERATING ACTIVITIES
Net Income                                                        (88,718)         544,416         (383,869)
Adjustments to reconcile net income (loss)
to net cash provided by operations:
      Refund of Deposit                                                 0            3,750                0
      Accrued Interest                                             78,524           19,285           12,600
      Depreciation                                                  5,163            5,163            4,760
      Amortization of licensing fee                                    88               88               88
                                                                 --------        ---------         --------
Net cash provided by Operating Activities                          (4,943)         572,702         (366,422)
                                                                 --------        ---------         --------

INVESTING ACTIVITIES
      Purchase of furniture and equipment                               0             (912)          (5,455)
      Investment in property                                            0        1,087,032          178,935
      Investments in non subsidiaries                            (248,043)         737,371         (383,112)
      Loans                                                         2,835           87,637           12,886
      Litigation                                                 (261,955)         (75,729)         (65,838)
                                                                 --------        ---------         --------
Net cash provided by Investing Activities                        (507,163)       1,835,399         (262,583)
                                                                 --------        ---------         --------

FINANCING ACTIVITIES
Proceeds from borrowing                                            12,002          194,908          569,949
Proceeds from notes                                               491,000       (2,621,306)          86,100
                                                                 --------        ---------         --------
Net cash provided by Financing Activities                         503,002       (2,426,398)         656,049
                                                                 --------        ---------         --------

Net cash Increase (decrease) for year                              (9,104)         (18,297)          27,043

Cash and cash equivalents at beginning of year                      1,527           19,825           (7,218)
                                                                 --------        ---------         --------
Cash and cash equivalents at end of year                          ($7,576)          $1,528          $19,825
                                                                 ========        =========         ========

          See accompanying notes to consolidated financial statements

                             American Leisure, Inc.
                 Consolidated Statement of Stockholder's Equity
                        December 31, 2001, 2000 and 1999
                  (dollars, except share and per share amounts)


                                     Common Stock
                                     $1 par value
                                   -----------------
                                                                    Retained      Total Shareholders  Total Equity
For the Years Ended December 31         Shares         Amount       Earnings            Equity          Per Share
                                        ------         ------       --------            ------          ---------

Shares
Balance January 1, 1999                  7,500            1        ($456,207)         ($448,707)         ($59.83)

          Net Income(loss) 1999                                    ($383,869)

                                         -----            -        ---------          ---------         --------
Balance December 31, 1999                7,500            1        ($840,076)         ($832,576)        ($111.01)

          Net Income(loss) 2000                                     $544,416
                                         -----            -        ---------          ---------         --------
Balance December 31, 2000                7,500            1        ($295,660)         ($288,160)         ($38.42)

          Net Income(loss) 2001                                     ($88,718)

                                         -----            -        ---------          ---------         --------
Balance December 31, 2001                7,500            1        ($384,378)         ($376,878)         ($50.25)
                                         =====            =        =========          =========         ========


          See accompanying notes to consolidated financial statements

                              American Leisure, Inc

                   Notes to Consolidated Financial Statements

                Fiscal Years Ended December 31, 1999, 2000 & 2001


1. Organization:

   Organization - American Leisure. Inc., (ALI) was incorporated in the State of Florida on March 27, 1998 as a holding company to engage in the purchase, sale and development of leisure related companies. On June 14, 2002, the company was purchased by American Leisure Holdings, Inc. (now named American Leisure Corporation, a Nevada corporation) along with several other companies to form a travel and resort development group.

   ALI currently does business only in the State of Florida and is in good standing with the Secretary of State.

2. Significant Accounting Policies:

   Basis of consolidation and use of estimates - The consolidated financial statements include the accounts of wholly owned subsidiaries and majority owned entities which the Company controls.

   Intercompany balances and transactions have been eliminated in consolidation. The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions, including estimates that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

   Comprehensive Income/loss - ALI shows investment losses in outside companies or controlled subsidiaries as extraordinary expense per FASB Statement 144 and Opinion 30 (See Recent Accounting Pronouncements below). Losses are recognized when it is determined that expenses can no longer be reimbursed to the company, generally upon close of business, loss of clientele or loss of significant management personnel.

   Income Taxes - Income taxes are accounting for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Where a deferred tax asset has been recognized, a valuation allowance is established if, based on available evidence, it is more likely than not that the deferred tax asset will be realized.

   Per Share information - Basic per share income (loss) is computed using the weighted-average number of outstanding shares of common stock. The company has a total of 7,500 shares of stock with a $1 par value.

   Property and equipment are carried principally at acquisition cost less accumulated depreciation or net realizable value. Where an impairment of a property's value is determined to be other than temporary, an allowance for the estimated potential loss is established to record the property at its net realizable value. Depreciation is calculated on a straight-line basis. Estimated useful lives generally range from 5 to 7 years for equipment and furniture respectively. Repairs and maintenance are charged to expense as incurred. Replacements and improvements are capitalized and depreciated over the estimated remaining useful lives of the assets. When items of land, building or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is included in the results of operations.

                              American Leisure, Inc

                   Notes to Consolidated Financial Statements

                Fiscal Years Ended December 31, 1999, 2000 & 2001


3. Investments in Significant Affiliate:

   Not included in the consolidation but shown as an investment under current assets is a 41.25 percent ownership in American Vacation Resorts, Inc., (AVR) a Florida corporation. Malcolm and Gillian Wright, who together held 30 percent of ALI before the sale to American Leisure Holdings, Inc., also own
   41.25 percent of AVR. However, AVR is controlled by a voting trust expected to end April 11, 2011. Under the terms of the voting trust, neither ALI nor the Wrights have any control over the trading activities of AVR, it has therefor been omitted from the consolidation and treated as an investment at actual cost of $608,718 as of December 31, 2001.

4. Investment in Antique Vehicle

   ALI invested in an antique motor vehicle, a 1913 Benz, in December 1998. Since it is a one of a kind vehicle and difficult to value, it is shown in the consolidation at cost which is equal to the insurance valuation on the vehicle. Per FASB 93, paragraph 6 ("Consistent with the accepted practice for land used as a building site, depreciation need not be recognized on individual works or art of historical treasures whose economic benefit or service potential is used up so slowly that their estimated useful lives are extraordinarily long") no depreciation expense is assessed. Nor has any appreciation in value been estimated.

5. Transference of Land

   Under an agreement effective February 3, 2000, West America Land Company, a wholly owned subsidiary of ALI, sold its option over 163 acres of land on Highway 27 in Polk County, Florida to Sunstone Golf Resort Inc (Sunstone). At the same time, Florida Golf Group, Inc., another wholly owned subsidiary of ALI, transferred the lease on an adjacent parcel of land to Sunstone. As consideration, $2,550,000 of the Arvimex debt was transferred from ALI to Sunstone. Sunstone is owned 70 percent by Arvimex, Inc. and 30 percent by Raster Investments, Inc. Malcolm and Gillian Wright are officers of Sunstone but have no ownership interest in the company.

6. Income Taxes

   Income taxes have not yet been filed for 1999, 2000 or 2001. There is an operating loss carry forward available from 1998 of ($351,547) to be used against income of future years, but it is not shown as an asset on the books since there will be variances between taxable income and book income for 1999, 2000 and 2001 There is no tax liability for the three years audited.

7. Debt

   Liabilities are primarily short term and long term non-secured demand loans with individuals and corporations similar to a line of credit. No formal agreements regarding balances and interest rates have been signed, however interest has accrued and been expensed based on an informal agreement between the parties. Several of these companies are related parties (See Note 8). In 1999, 2000 and 2001, Arvimex, a 45 percent shareholder of ALI, owned and controlled by Roger Maddock who personally owns another 10 percent of ALI, waived its right to any interest at the annual meetings. Xpres, Ltd., also controlled by Mr. Maddock did the same on monies it advanced to ALI in 2001.

   Mr. Maddock personally advanced the company $100,000 in April of 1998 with an initial interest rate of 12 percent. This rate was subsequently reduced to 8 percent. The total amount of the loan has fluctuated during the years as additional amounts have been advanced or repaid. As of December 31, 2001, both parties confirmed the balance due was $98,000.

                              American Leisure, Inc

                   Notes to Consolidated Financial Statements

                Fiscal Years Ended December 31, 1999, 2000 & 2001


   Xpres, Ltd., advanced the sum of $511,000 in May 2001. As mentioned in the first paragraph of this section, Xpres waived its 12 percent interest on this loan during the May 2001 meeting. As of December 31, 2001, both parties confirmed the balance due was $511,000.

   Arvimex, Inc. advanced the sum of $2,428,357 in August of 1998 and, as explained in the first paragraph of this section, waived its 12 percent interest on this loan. As of December 31, 2001, both parties confirmed the balance was $916,575.60. Welcome to Orlando, Inc., Ameril Corporation, Inc., Inversora Tetuan S.A., J & J Management, Inc., MJ Wright Productions, Inc., Osceola Business Managers, Inc., Mr. P. Webb, Pool Homes, Inc., SunGate Resort Villas, Inc. and Ms P. Wright have loaned various sums to ALI. Interest is calculated annually at 8 per cent on the average yearly balance.

8. Related Party Transactions

     Assets

          o American Vacation Resorts, Inc., (AVR) a Florida corporation is owned 41.25 percent by ALI. Malcolm and Gillian Wright, who together owned 30 percent of ALI. own another 41.25 percent of this company. However, the activities of AVR are controlled by a voting trust expected to end in April, 2011.
          o Mainstreet Physicians Inc. which was previously owned by ALI, was sold to an unrelated party in March of 1999. The balance of monies owed by Mainstreet to ALI has been treated as a loan which was subsequently repaid in full in 2001.

     Liabilities
          o Ameril Corporation, Inc. $50,000 - This loan is owned to Malcolm Wright, President of ALI and formerly a 20 percent shareholder of ALI prior to June 14, 2002.
          o J & J Management, Inc. $619 - This was owned outright by Gillian Wright, an officer of ALI and a 10 percent shareholder of ALI prior to June 14, 2002.
          o M J Wright Productions, Inc. $53,074 - This company is owned 50 percent by Malcolm Wright and 50 percent by Gillian Wright, both officers and shareholders of ALI prior to June 14, 2002
          o Mr. Maddock Loan $98,000 - Mr. Maddock personally owned 10 percent of ALI and controls another 45 percent through Arvimex until June 14, 2002.
          o MJW Loan Account $214,918 - This is owned by Malcolm Wright, an officer of ALI and a 20 percent shareholder of ALI prior to June 14, 2002.
          o Osceola Business Managers, Inc. $27,362 - This company is owned jointly by Malcolm and Gillian Wright, officers and 30 percent shareholders of ALI prior to June 14, 2002.
          o Mr. P Webb $16,980 - A 5 percent shareholder of ALI prior to June 14, 2002.
          o SunGate Resort Villas, Inc. $125,922 - This company is owned 50 percent by Malcolm Wright, an officer of ALI and a 20 percent shareholder of ALI prior to June 14, 2002
          o Arvimex, Inc., $916,575 - This company was a 45 percent shareholder of ALI prior to June 14, 2002 and is controlled by Roger Maddock.
          o Xpress, LTD $511,000 - This company is controlled by Roger Maddock, who personally owned 10 percent of ALI and controlled a further 45 percent through Arvimex prior to June 14, 2002.

                              American Leisure, Inc

                   Notes to Consolidated Financial Statements

                Fiscal Years Ended December 31, 1999, 2000 & 2001


9.   Common Stock:


                                Years Ended December 31,
------------------------------------------------------------------------------
                                     2001              2000             1999
------------------------------------------------------------------------------
Wrights                              2,250             2,250            2,250
Maddock                                750               750              750
Webb                                   375               375              375
Group One Productions, Inc             750               750              750
Arvimex, Inc                         3,375             3,375            3,375

Shares outstanding                   7,500             7,500            7,500

------------------------------------------------------------------------------

Net Income(loss) per share          (11.83)            72.59           (51.18)
(fully diluted)

Shares Used in fully diluted
Per share calculation                7,500             7,500            7,500



10.  Litigation:

     Rock Investment Trust (RIT):
     Per statement of attorney, Winderweedle, Haines, Ward & Woodman, P.A., Orlando, FL 7/25/02 "In June 2001, Rock Investment Trust, P.L.C., a British limited liability company, and RIT, L.C., a related Florida limited liability company, filed suit against Malcolm J. Wright, American Vacation Resorts, Inc., Inversora Tetuan, S.A., Sunstone Golf Resort, Inc., and Sun Gate Resort Villas, Inc., seeking either the return of an alleged $500,000 investment or ownership interest in one or more of the defendant entities equivalent to the alleged investment amount. Defendants have denied all claims and have filed counterclaims against Rock Investment Trust and its principal, Roger Smee, seeking damages in excess of $10 million, assuming success on all aspects of the litigation. The litigation is in the discovery phase and is not currently set for trial. While many depositions and other discovery of facts remains to be done, based on the status of the record developed thus far undersigned counsel believes that Rock Investment Trust's and RIT's claims are without merit and that the counterclaim will be successful. The amount of damages which may be recovered on the counterclaim is subject to a variety of factors and considerations but at this time I believe the damages reasonably sought at trial will exceed $1 million."

11.  Other Expenses

     Other expense shown on the income statements are costs associated with the investment or development of businesses in which ALI no longer has an interest or are no longer in business. These were West America Corporation., $153,3333 in 1999 and $45,122 in 2000; American Funding, Inc., $50,000 in 2000; JJ Management (USA), Inc., $90,000 in 2000;
     M.J. Wright Productions, Inc., $110,000 in 2000; Tillie the Turtle, Inc., $725,000 in 2000; and Osceola Business Managers, Inc., $50,000 in 2000.

                              American Leisure, Inc

                   Notes to Consolidated Financial Statements

                Fiscal Years Ended December 31, 1999, 2000 & 2001



12.  Recent Accounting Pronouncements

     In April 1998, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 98-5, REPORTING ON COSTS OF START-UP ACTIVITIES, which provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred. Start-up activities are defined broadly as those one time activities related to opening a new facility, introducing a new product or service, conducting business in a new territory, conducting business with a new class of customer or beneficiary, initiating a new process in an existing facility or commencing some new operation. The SOP is effective for financial statements for fiscal years beginning after December 15, 1998. The Company has determined that the adoption of the SOP did not have an effect on its consolidated financial statements.

     In August 2002, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS, which provides guidance on the financial reporting of the disposal of a segment of the business. It supersedes the accounting and reporting provisions of APB Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS-REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS, that addresses the disposal of a segment of a business. However, Statement 144 retains the requirement of Opinion 30 to report discontinued operations separately from continuing operations in the income statement. The Company has determined that the adoption of the SOP did not have an effect on its consolidated financial statements.

13.  Subsequent Event:

     MERGER: On June 14, 2002 an agreement was executed by the shareholders of ALI to exchange all of their common stock of the Company for 2,300,000 shares of common stock of American Leisure Corporation (formerly known as American Leisure Holdings, Inc.), a Nevada corporation. The merger was recognized as a purchase for accounting purposes. Because the agreement occurred in mid June 2002, no accounting recognition was made during the first six months of 2002. For accounting purposes, the merger occurred on July 1, 2002

     DEBT: In conjunction with the merger noted above, Arvimex, Inc and Xpres Ltd agreed to exchange their debt due from the Company, for 145,000 shares of Series A preferred shares of American Leisure Corporation (formerly known as American Leisure Holdings, Inc.). Under the agreement, they accepted one share of series "A" Preferred Stock for every ($10) ten dollars of debt. As explained in Note 7 above, interest was waived through June 14, 2002.

     Total debt prior to the conversion was $1,427,575.60. After the conversion, the remaining debt to shareholders of the new corporation is as follows:

          Ameril Corporation, Inc.                             50,000

          Inversora Tetuan S.A.                                -5,299

          J & J Management, Inc.                                  619

          Roger Maddock                                       119,500

          M J  Wright Productions, Inc.                        53,074

          M.J.Wright Loan Account                             216,248

          Osceola Business Managers, Inc.                      27,363


                              American Leisure, Inc

                   Notes to Consolidated Financial Statements

                Fiscal Years Ended December 31, 1999, 2000 & 2001


          Pool Homes, Inc.                                     10,659

          SunGate Resort Villas, Inc.                         125,922

          Arvimex, Inc.                                       127,576



     This debt carries an interest rate of 8% per annum, and is repayable on demand.

     The Series "A" Preferred Stock, has a liquidation value of $10.00 per share and are entitled to cumulative dividends at the rate of $1.20 per share. They are convertible at the option of the holder into ten shares of Common Stock. The conversion rate is adjusted for stock splits and dividends, and similar events, or if the market price of the Common Stock is below $1.00, subject to certain limitations. The liquidation rights of the holders of the Series "A" Preferred Stock are senior to the holders of Common Stock. The holders of Series 'A" Preferred Stock have voting rights with the holders of Common Stock as a single class based on the conversion rate. Currently, each share of Series 'A' is entitled to ten votes.

                             American Leisure, Inc.
                           Consolidated Balance Sheet
                                 June 30, 2002
                                   Unaudited
                              (Amounts in dollars)


ASSETS
Cash and Cash Equivalents                                                 -7,614
Furniture and equipment net of accumulated                                11,029
  depreciation of $19,280 in 2002
Intangibles, net of accumulated amortization                               1,862
  of $329 in 2002
Time Share Holdings                                                       20,000
Investments in non-subsidiaries                                          814,264
Loans Receivable                                                          30,000
Litigation                                                               428,522
Art, Antiques & Collectibles                                             500,000
                                                                      ----------
Total Assets                                                          $1,798,063
                                                                      ==========


LIABILITIES & STOCKHOLDERS EQUITY
Accounts Payable                                                         110,410
Loans Payable                                                            640,948
Notes Payable                                                          1,427,576
                                                                      ----------
Total Liabilities                                                      2,178,933
                                                                      ----------

Stockholder's Equity
        Common stock, $1 par value, 7,500                                  7,500
            authorized and outstanding
Retained Earnings                                                       -384,378
Net Income                                                                -3,992
                                                                      ----------
TOTAL STOCKHOLDERS EQUITY                                               -380,870
                                                                      ----------
TOTAL LIABILITIES & STOCKHOLDERS EQUITY                               $1,798,063
                                                                      ==========


                             American Leisure, Inc.
                      Consolidated Statement of Operations
                              As of June 30, 2002
                              (Amounts in dollars)

Revenues                                                                      0

Expenses
Amortization                                                                 44
Depreciation                                                              2,582
Interest Expense                                                              0
General and Administrative                                                1,367
                                                                        -------
Total Operating Expenses                                                  3,992
                                                                        -------

Income (loss) before Income Taxes                                       ($3,992)
                                                                        =======

Income Taxes                                                                  0

Net Income (loss) applicable to Common Stockholders                     ($3,992)
                                                                        =======

Income (loss) per Common Share
Basic
      Net income (loss) applicable to Common Stock                      ($ 0.53)
                                                                        -------

Weighted-average number of Common Stock                                   7,500
                                                                        =======

Diluted
      Net income (loss) applicable to Common Stock                      ($ 0.53)
                                                                        -------

Weighted-average number of Common Stock                                   7,500
                                                                        =======


                             American Leisure, Inc.
                      Consolidated Statement of Cash Flow
                        January 1, through June 30, 2002
                              (Amounts in dollars)

CASH FLOW FROM OPERATING ACTIVITIES
Net Income                                                               (3,992)
Adjustments to reconcile net income (loss)
to net cash used in operating activities
      Depreciation                                                        2,582
      Amortization of licensing fee                                          44
                                                                       --------
Net cash provided by Operating Activities                                (1,367)
                                                                       --------

INVESTING ACTIVITIES
      Investments in non subsidiaries                                   (34,000)
                                                                       --------
Net cash provided by Investing Activities                               (34,000)
                                                                       --------

FINANCING ACTIVITIES
      Proceeds from borrowing                                            35,329
                                                                       --------
Net cash provided by Financing Activities                                35,329
                                                                       --------

Net cash decrease for the period                                            (38)

Cash and equivalents at beginning of period                              -7,576
                                                                       --------
Cash and equivalents at end of period                                  ($ 7,614)
                                                                       ========


                              American Leisure, Inc
                   Notes to Consolidated Financial Statements
                     For the six months ended June 30, 2002

1. Organization:

   Organization - American Leisure. Inc., (ALI) was incorporated in the State of Florida on March 27, 1998 as a holding company to engage in the purchase, sale and development of leisure related companies. On June 14, 2002, the company was purchased by American Leisure Holdings, Inc. (now named American Leisure Corp., Inc., a Nevada corporation) along with several other companies to form a travel and resort development group.

   ALI currently does business only in the state of Florida and is in good standing with the Secretary of State.

2. Significant Accounting Policies:

   Basis of consolidation and use of estimates - The consolidated financial statements include the accounts of wholly owned subsidiaries and majority owned entities which the Company controls.

   Intercompany balances and transactions have been eliminated in consolidation. The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions, including estimates that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

   Comprehensive Income/loss - ALI shows investment losses in outside companies or controlled subsidiaries as extraordinary expense per FASB Statement 144 and Opinion 30 (See Recent Accounting Pronouncements below). Losses are recognized when it is determined that expenses can no longer be reimbursed to the company, generally upon close of business, loss of clientele or loss of significant management personnel.

   Income Taxes - Income taxes are accounting for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Where a deferred tax asset has been recognized, a valuation allowance is established if, based on available evidence, it is more likely than not that the deferred tax asset will be realized.

   Per Share information - Basic per share income (loss) is computed using the weighted-average number of outstanding shares of common stock. The company has a total of 7,500 shares of stock with a $1 par value.

   Property and equipment are carried principally at acquisition cost less accumulated depreciation or net realizable value. Where an impairment of a property's value is determined to be other than temporary, an allowance for the estimated potential loss is established to record the property at its net realizable value. Depreciation is calculated on a straight-line basis. Estimated useful lives generally range from 5 to 7 years for equipment and furniture respectively. Repairs and maintenance are charged to expense as incurred. Replacements and improvements are capitalized and depreciated over the estimated remaining useful lives of the assets. When items of land, building or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is included in the results of operations.

                              American Leisure, Inc
                   Notes to Consolidated Financial Statements
                     For the six months ended June 30, 2002


3. Investments in Significant Affiliate:

   Not included in the consolidation but shown as an investment under current assets is a 41.25 percent ownership in American Vacation Resorts, Inc., (AVR) a Florida corporation. Malcolm and Gillian Wright, who together held 30 percent of ALI before the sale to American Leisure Holdings, Inc., also own
   41.25 percent of AVR. However, AVR is controlled by a voting trust expected to end April 11, 2011. Under the terms of the voting trust, neither ALI nor the Wrights have any control over the trading activities of AVR, it has therefor been omitted from the consolidation and treated as an investment at actual cost of $608,718.

4. Investment in Antique Vehicle

   ALI invested in an antique motor vehicle, a 1913 Benz, in December 1998. Since it is a one of a kind vehicle and difficult to value, it is shown in the consolidation at cost which is equal to the insurance valuation on the vehicle. Per FASB 93, paragraph 6 ("Consistent with the accepted practice for land used as a building site, depreciation need not be recognized on individual works or art of historical treasures whose economic benefit or service potential is used up so slowly that their estimated useful lives are extraordinarily long") no depreciation expense is assessed. Nor has any appreciation in value been estimated.

5. Income Taxes

   Income taxes have not yet been filed for 1999, 2000 or 2001. There is an operating loss carry forward available from 1998 of ($351,547) to be used against income of future years, but it is not shown as an asset on the books since there will be variances between taxable income and book income for 1999, 2000 and 2001 There is no tax liability for the three years audited.

6. Debt

   Liabilities are primarily short term and long term non-secured demand loans with individuals and corporations similar to a line of credit. No formal agreements regarding balances and interest rates have been signed, however interest has accrued and been expensed based on an informal agreement between the parties. Several of these companies are related parties (See Note 8).

   Welcome to Orlando, Inc., Ameril Corporation, Inc., Inversora Tetuan S.A., J & J Management, Inc., MJ Wright Productions, Inc., Osceola Business Managers, Inc., Mr. P. Webb, Pool Homes, Inc., SunGate Resort Villas, Inc. and Ms P. Wright have loaned various sums to ALI. Interest is calculated annually at 8 per cent on the average yearly balance.

7. Related Party Transactions

   Assets

   o    American Vacation Resorts, Inc., (AVR) a Florida corporation is owned
        41.25 percent by ALI. Malcolm and Gillian Wright, who together owned 30 percent of ALI. own another 41.25 percent of this company. However, the activities of AVR are controlled by a voting trust expected to end in April, 2011.

   Liabilities
   o    Ameril Corporation, Inc. $50,000 - This loan is owned to Malcolm
        Wright, President of ALI and formerly a 20 percent shareholder of ALI prior to June 14, 2002.
   o J & J Management, Inc. $619 - This was owned outright by Gillian Wright, an officer of ALI and a 10 percent shareholder of ALI prior to June 14, 2002.
   o M J Wright Productions, Inc. $53,074 - This company is owned 50 percent by Malcolm Wright and 50 percent by Gillian Wright, both officers and shareholders of ALI prior to June 14, 2002

                              American Leisure, Inc
                   Notes to Consolidated Financial Statements
                     For the six months ended June 30, 2002


   o Mr. Maddock Loan $119,5000 - Mr. Maddock personally owned 10 percent of ALI and controls another 45 percent through Arvimex until June 14, 2002.
   o MJW Loan Account $216,247- This is owned by Malcolm Wright, an officer of ALI and a 20 percent shareholder of ALI prior to June 14, 2002.
   o Osceola Business Managers, Inc. $27,362- This company is owned jointly by Malcolm and Gillian Wright, officers and 30 percent shareholders of ALI prior to June 14, 2002.
   o    Mr. P Webb $16,980- A 5 percent shareholder of ALI prior to June 14,
        2002.
   o SunGate Resort Villas, Inc. $125,922- This company is owned 50 percent by Malcolm Wright, an officer of ALI and a 20 percent shareholder of ALI prior to June 14, 2002
   o Arvimex, Inc., $916,575-This company was a 45 percent shareholder of ALI prior to June 14, 2002 and is controlled by Roger Maddock.
   o Xpres, LTD $511,000- This company is controlled by Roger Maddock, who personally owned 10 percent of ALI and controlled a further 45 percent through Arvimex prior to June 14, 2002.

8. Common Stock:


                               June 30, 2002       Years Ended December 31,
-------------------------------------------------------------------------------
                                     2002          2001              2000
-------------------------------------------------------------------------------
Wrights                                            2,250             2,250
Maddock                                              750               750
Webb                                                 375               375
Group One Productions, Inc                           750               750
Arvimex, Inc                                       3,375             3,375
American Leisure Corporation         7,500             0                 0
Shares outstanding                   7,500         7,500             7,500

-------------------------------------------------------------------------------

Net Income(loss) per share          $(0.53)      $(11.83)           $72.59
 (fully diluted)

Shares Used in fully diluted
Per share calculation                7,500         7,500             7,500


9. Litigation:

   Rock Investment Trust (RIT):

   Per statement of attorney, Winderweedle, Haines, Ward & Woodman, P.A., Orlando, FL 7/25/02 "In June 2001, Rock Investment Trust, P.L.C., a British limited liability company, and RIT, L.C., a related Florida limited liability company, filed suit against Malcolm J. Wright, American Vacation Resorts, Inc., Inversora Tetuan, S.A., Sunstone Golf Resort, Inc., and Sun Gate Resort Villas, Inc., seeking either the return of an alleged $500,000 investment or ownership interest in one or more of the defendant entities equivalent to the alleged investment amount. Defendants have denied all claims and have filed counterclaims against Rock Investment Trust and its principal, Roger Smee, seeking damages in excess of $10 million, assuming success on all aspects of the litigation. The litigation is in the discovery phase and is not currently set for trial. While many depositions and other discovery of facts remains to be done, based on the status of the record developed thus far undersigned counsel believes that Rock Investment Trust's and RIT's claims are without merit and that the counterclaim will be successful. The amount of damages which may be recovered on the counterclaim is subject to a variety of factors and considerations but at this time I believe the damages reasonably sought at trial will exceed $1 million."

                              American Leisure, Inc
                   Notes to Consolidated Financial Statements
                     For the six months ended June 30, 2002


10. Recent Accounting Pronouncements

    In April 1998, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 98-5, REPORTING ON COSTS OF START-UP ACTIVITIES, which provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred. Start-up activities are defined broadly as those one time activities related to opening a new facility, introducing a new product or service, conducting business in a new territory, conducting business with a new class of customer or beneficiary, initiating a new process in an existing facility or commencing some new operation. The SOP is effective for financial statements for fiscal years beginning after December 15, 1998. The Company has determined that the adoption of the SOP did not have an effect on its consolidated financial statements.

    In August 2002, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS, which provides guidance on the financial reporting of the disposal of a segment of the business. It supersedes the accounting and reporting provisions of APB Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS-REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS, that addresses the disposal of a segment of a business. However, Statement 144 retains the requirement of Opinion 30 to report discontinued operations separately from continuing operations in the income statement. The Company has determined that the adoption of the SOP did not have an effect on its consolidated financial statements.

11. Other:

    MERGER: On June 14, 2002 an agreement was executed by the shareholders of ALI to exchange all of their common stock of the Company for 2,300,000 shares of common stock of American Leisure Corporation (formerly known as American Leisure Holdings, Inc.), a Nevada corporation. The merger was recognized as a purchase for accounting purposes. Because the agreement occurred in mid June 2002, no accounting recognition was made during the first six months of 2002. For accounting purposes, the merger occurred on July 1, 2002

    DEBT: In conjunction with the merger noted above, Arvimex, Inc and Xpres Ltd agreed to exchange their debt due from the Company, for 145,000 shares of Series A preferred shares of American Leisure Corporation (formerly known as American Leisure Holdings, Inc.). Under the agreement, they accepted one share of series "A" Preferred Stock for every ($10) ten dollars of debt.

    Total debt prior to the conversion was $1,427,575. After the conversion, the remaining debt to shareholders of the corporation is as follows:

                 Ameril Corporation, Inc.                             50,000

                 Inversora Tetuan S.A.                                -5,299

                 J & J Management, Inc.                                  619

                 Roger Maddock                                       119,500

                 M J  Wright Productions, Inc.                        53,074

                 M.J.Wright Loan Account                             216,248

                 Osceola Business Managers, Inc.                      27,363

                 Pool Homes, Inc.                                     10,659

                 SunGate Resort Villas, Inc.                         125,922


                              American Leisure, Inc
                   Notes to Consolidated Financial Statements
                     For the six months ended June 30, 2002


    This debt carries an interest rate of 8% per annum, and is repayable on demand.

    The Series "A" Preferred Stock, has a liquidation value of $10.00 per share and are entitled to cumulative dividends at the rate of $1.20 per share. They are convertible at the option of the holder into ten shares of Common Stock. The conversion rate is adjusted for stock splits and dividends, and similar events, or if the market price of the Common Stock is below $1.00, subject to certain limitations. The liquidation rights of the holders of the Series "A" Preferred Stock are senior to the holders of Common Stock. The holders of Series 'A" Preferred Stock have voting rights with the holders of Common Stock as a single class based on the conversion rate. Currently, each share of Series 'A' is entitled to ten votes.